Securities Purchased Pursuant to Rule 10F3
Morgan Grenfell Smaller Companies Fund for Fourth Quarter 1999
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				Security Purchased			Comparison Security		Comparison Security

Issuer			PlanetRX.com Inc.				Barnesandnoble.com		EToys Inc.\

Underwriters		Goldman, BancBoston Robertson 	n/a					n/a
				Stephens, Hambrecht & Quist,
				Wm. Blair, Bear Stearns, CIBC
				World Markets, DBSI, Gruntal,
				Edwards D. Jones & Co., C.L.
				King & Associates, Merril Lynch,
				JP Morgan, Morgan Keegan &
				Co., SSB Inc.

Years of continuous
operation, including
predecessors		> 3 years					> 3 years				> 3 years

Security 			PLRX						BNBN					ETYS

Is the affiliate a
manager or co-manager
of offering?		no						no					no

Name of underwriter
or dealer from
which purchased		Goldman					n/a					n/a

Firm commitment
underwriting?		yes						yes					yes

Trade date/Date of
Offering			10/6/1999					5/25/1999				5/20/1999

Total dollar amount
of offering sold
to QIBs			$10,338,810.00				$-   	 				$-

Total dollar amount
of any concurrent
public offering		$6,000,000.00 				$450,000,000 			$166,400,000

Total				$16,338,810.00 				$450,000,000 			$166,400,000

Public offering price	$16.00 	 				$18.00 	 			$20.00

Price paid if other
than public offering
price	 			same 						n/a					n/a

Underwriting spread
or commission		$1.12 (7%)					$1.08 (6%)				$1.35 (6.75%)

Shares purchased	 	100 						n/a					n/a

$ amount of purchase	$1,600.00 					n/a					n/a

% of offering purchased
by fund			0.00061%					n/a					n/a

% of offering purchased
by associated funds	0.00857%					n/a					n/a

Total (must be less
than 25%)			0.00918%					n/a					n/a



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				Security Purchased			Comparison Security		Comparison Security

Issuer			Allied Riser Communications		Verio Inc.				Digex Inc.

Underwriters		Goldman, Merril Lynch, DLJ, 		n/a					n/a
				Thomas Weisel, Banc of America,
				Bear Stearns, DB Securities,
				Hambrecht & Quist, Edward D.
				Jones, J.C. Bradford, Dain
				Rauscher Wessels, Doley
				Securities, Stephens Inc.,
				Stifel, Wit Capital

Years of continuous
operation, including
predecessors		> 3 years					> 3 years				> 3 years

Security 			ARCC						VRIO					DIGX

Is the affiliate a
manager or co-manager
of offering?		no						no					no

Name of underwriter or
dealer from which
purchased			Goldman					n/a					n/a

Firm commitment
underwriting?		yes						yes					yes

Trade date/Date of
Offering			10/29/1999					5/12/1998				7/30/1999

Total dollar amount
of offering sold
to QIBs	 		$-   	 					$-   	 				$-

Total dollar amount
of any concurrent
public offering		$283,500,000.00 				$126,500,000 			$170,000,000

Total				$283,500,000.00 				$126,500,000 			$170,000,000

Public offering price	$18.00 	 				$23.00 	 			$17.00

Price paid if other
than public offering
price	 			same 						n/a					n/a

Underwriting spread
or commission		$1.08 (6%)					$1.50 (6.52%)			$1.19 (7%)

Shares purchased		2,700 					n/a					n/a

$ amount of purchase	$48,600.00 					n/a					n/a

% of offering purchased
by fund			0.01714%					n/a					n/a

% of offering purchased
by associated funds	0.36381%					n/a					n/a

Total (must be less
than 25%)			0.38095%					n/a					n/a


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				Security Purchased			Comparison Security		Comparison Security

Issuer			PC Tel					Broadcom Corporation		HI/FN Inc.

Underwriters		Banc of America, Warburg Dillon 	n/a					n/a
				Read, Needham & Co., BancBoston
				Robertson Stephens, DB Alex. Brown,
				Hambrecht & Quist, Lehman Brothers,
				Dain Rauscher Wessels, John G.
				Kinnard,  Pacific Crest Securities,
				Pacific Growth Equities, Sandler
				O'Neil and Partners, H.C.
				Wainright & Co.

Years of continuous
operation, including
predecessors		> 3 years					> 3 years				> 3 years

Security 			PCTI						BRCM					HIFN

Is the affiliate a
manager or co-manager
of offering?		no						yes					no

Name of underwriter or
dealer from which
purchased			Montgomery, Warburg, Neeham		n/a					n/a

Firm commitment
underwriting?		yes						yes					yes

Trade date/Date of
Offering			10/22/1999					4/16/1998				10/26/1999

Total dollar amount of
offering sold to QIBs	$-   	 					$-   	 				$-

Total dollar amount of
any concurrent
public offering		$78,200,000.00 				$84,000,000				$66,000,000

Total				$78,200,000.00				$84,000,000				$66,000,000

Public offering price	17.00 					24.00					33

Price paid if other
than public
offering price	 	same 						n/a					n/a

Underwriting spread
or commission		$1.19 (7%)					$1.68 (7%)				$1.98 (6%)

Shares purchased	 	100 						n/a					n/a

$ amount of purchase	$1,700.00 					n/a					n/a

% of offering purchased
by fund			0.00217%					n/a					n/a

% of offering purchased
by associated funds	0.10435%					n/a					n/a

Total (must be
less than 25%)		0.10652%					n/a					n/a



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				Security Purchased			Comparison Security		Comparison Security

Issuer			Spanish Broadcasting			Radio Unica				Univision Communications

Underwriters		Lehman Brothers, Merrill, Bear 	n/a					n/a
				Stears, BancBoston Robertson
				Stephens, DB Securities, Lazard
				Freres, Morgan Stanley, Prudential
				Securities, Salomon Smith Barney,
				Wasserstein Perella Securities,
				Gabelli & Co., First Union
				Securities, Neuberger & Berman,
				Raymond James & Assoc., Sutro
				& Co., The Chapman Company,
				Chatsworth Securities,
				Guzman & Co., Pryor
				McClendon, Ramirez & Co.

Years of continuous
operation, including
predecessors		> 3 years					> 3 years				> 3 years

Security 			SBSA						UNCA					UVN

Is the affiliate a
manager or co-manager
of offering?		no						no					no

Name of underwriter or
dealer from which
purchased			Lehman Brothers				n/a					n/a

Firm commitment
underwriting?		yes						yes					yes

Trade date/Date of
Offering			10/28/1999					10/19/1999				9/27/1996

Total dollar amount
of offering sold to
QIBs	 			$-   	 					$-   	 				$-

Total dollar amount
of any concurrent
public offering		$435,748,000.00 				$109,440,000.00 			$187,910,000

Total				$435,748,000.00 				$109,440,000.00 			$187,910,000

Public offering price	$20.00 	 				$16.00 	 			$23.00

Price paid if other
than public offering
price	 			same 	 					n/a 					n/a

Underwriting spread or
commission			$1.25 (6.25%)				$1.12 (7%)				$1.55 (6.74%)

Shares purchased	 	600 	 					n/a 					n/a

$ amount of purchase	$12,000.00 					n/a 					n/a

% of offering purchased
by fund			0.00275%					n/a					n/a

% of offering purchased
by associated funds	0.06839%					n/a					n/a

Total (must be less
than 25%)			0.07114%					n/a					n/a



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				Security Purchased			Comparison Security		Comparison Security

Issuer			Radio Unica					Spanish Broadcasting		Univision Communications

Underwriters		Salomon Smith Barney, Bear 		n/a					n/a
				Stearns, DLJ, CIBC World Markets,
				BancBoston Robertson Stephens,
				Credit Lyonnais Securities,
				Credit Suisse First Boston,
				DB Securities, AG Edwards,
				ING Barings, Lazard Freres & Co.,
				Merrill Lynch, Morgan Stanely
				& Co., PaineWebber Inc.,
				Prudential Securities Inc.,
				Schroder & Co. Inc., Wasserstein
				Perella Securities, Guzman & Co.,
				Samuel A. Ramirez & Co.,
				Raymond James & Assoc.,
				Robinson-Humphrey

Years of continuous
operation, including
predecessors		> 3 years					> 3 years				> 3 years

Security 			UNCA						SBSA					UVN

Is the affiliate a
manager or co-manager
of offering?		no						no					no

Name of underwriter or
dealer from which
purchased			Salomon Smith Barney, Bear 		n/a					n/a
				Stearns, Oppenheimer

Firm commitment?		yes						yes					yes

Trade date/Date of
Offering			10/19/1999					10/28/1999				9/27/1996

Total dollar amount of
offering sold to QIBs	$-

Total dollar amount of
any concurrent
public offering		$109,440,000.00 				$435,748,000 			$187,910,000

Total				$109,440,000.00 				$435,748,000.00 			$187,910,000

Public offering price	$16.00 	 				$20.00 	 			$23.00

Price paid if other
than public offering
price	 			same 						n/a					n/a

Underwriting spread or
commission			$1.12 (7%)					$1.25 (6.25%)			$1.55 (6.74%)

Shares purchased	 	600 						n/a					n/a

$ amount of purchase	$9,600.00 					n/a					n/a

% of offering purchased
by fund			0.00877%					n/a					n/a

% of offering purchased
by associated funds	0.21784%					n/a					n/a

Total (must be less
than 25%)			0.22661%					n/a					n/a



6 of 8
				Security Purchased			Comparison Security		Comparison Security

Issuer			Quintus Corporation			Kana Communications		Onyx Software

Underwriters		DLJ, Dain Rausher, SG Cowen, 		Goldman Sachs, Hambrecht & 	Credit Suisse First Boston,
				DLJdirect, Allen, Bear Stearns, 	Quist, Wit Capital, and 	SG Cowen, Piper Jaffray and
				DBAB, AG Edwards, First Union, 	others				others (including DBSI)
				Goldman Sachs, H&Q, Lehman Bros,
				Merrill Lynch, SSB, SoundView
				Tech, CE Unterberg Towbin,
				Arnhold & S Bleichroeder, Robert
				W. Baird, JC Bradford, Chapman
				Co, Crowell, Weedon, Fahnestock,
				Gerard Klauer Mattison, Gruntal,
				Hoak Breedlove Wesneski, Johnston,
				Lemon, Kaufman Bros, CL King,
				Legg Mason, McDonald Inv, Moors &
				Cabot, Nutmeg Sec, Pennsylvania
				Merchant Group, Raymond James,
				Sanders Morris Mundy,  Sands Bros,
				Sutro, Tucker Anthony, Piper
				Jaffray, Wachovia

Yrs of continuous
oper., incl
predecessors		>3 years					>3 years					>3years

Security	QNTS	KANA  		ONXS

Is the affiliate a
manager or co-manager
of offering?		no						no						no

Name of underwriter
or dealer from
which purchased		Donaldson, Lufkin & Jenrette		n/a						n/a

Firm commitment?		yes						yes						yes

Trade date/Offering
Date				11/16/1999					9/22/1999					2/15/1999

Total dollar amount of
offering sold to QIBs	$-

Total dollar amount of
any concurrent public
offering			$81,000,000.00				$49,500,000					$40,300,000

Total				$81,000,000.00				$49,500,000					$40,300,000

Public offering price	$18.00 	 				$15.00 	 				$13.00

Price paid if other
than public offering
price	 			same 						n/a						n/a

Underwriting spread or
commission			$1.26 (7%)					$1.05 (7%)					$.91 (7%)

Shares purchased	 	200 						n/a						n/a

$ amount of purchase	$3,600.00 					n/a						n/a

% of offering purchased
by fund			0.00444%					n/a						n/a

% of offering purch
by assoc funds		0.05556%					n/a						n/a

Total (must be
less than 25%)		0.06000%					n/a						n/a


7 of 8
				Security Purchased			Comparison Security			Comparison Security

Issuer			GetThere.com, Inc.			pcOrder					Digital River

Underwriters		DLJ, SSB, Bear Stearns, WR 		Goldman Sachs, Credit Suisse 		BT Alex Brown,
				Hambrecht, Allen & Co, Robertson 	First Boston, SG Cowen, and 		Bancamerica Robertson
				Stephens, DBAB, AG Edwards, First 	others					Stephens, Bear Stearns
				Union, SG Cowen, CE Unterberg 							and others
				Towbin, Thomas Weisel, Adams
				Harkness & Hill, Robert W Baird,
				JC Bradford, Crowell Weedon,
				DA Davidson, Fahnstock, Wachovia,
				Janney Montgomery Scott, Johnston
				Lemon, CL King, Legg Mason,
				McDonald Inv, Morgan Keegan,
				Needham, Parker/Hunter, Penn
				Merchant, Ragen Mackenzie,
				Raymond James, Sanders Morris
				Mundy, Sands Bros, Scott &
				Stringfellow,  Seidler, Sutro,
				Tucker Anthony

Years of continuous
operation, including
predecessors		>3 years					>3 years					>3 years

Security 			GTHR						PCOR 						DRIV

Is the affiliate a
manager or co-manager
of offering?		no						no						yes

Name of underwriter or
dealer from which
purchased			Donaldson, Lufkin & Jenrette 		n/a						n/a

Firm commitment?		yes						yes						yes

Trade date/Date of
Offering			11/23/1999					2/26/1999					8/11/1998

Total dollar amount
of offering sold to
QIBs	 			-   	 					$-

Total dollar amount
of any concurrent
public offering		$80,000,000.00 				$46,200,000 				$25,500,000

Total				$80,000,000.00 				$46,200,000 				$25,500,000

Public offering price	$16.00 	 				$21.00 					$8.50

Price paid if other
than public offering
price	 			same 						n/a						n/a

Underwriting spread or
commission			1.12 (7)%					$1.47 (7%)					$.595 (7%)

Shares purchased	 	300 						n/a						n/a

$ amount of purchase	$4,800.00 					n/a						n/a

% of offering purchased
by fund			0.00600%					n/a						n/a

% of offering purchased
by associated funds	0.11200%					n/a						n/a

Total (must be less
than 25%)			0.11800%					n/a						n/a



8 of 8
				Security Purchased			Comparison Security			Comparison Security

Issuer			Tritel, Inc.				Telecorp PCS				Triton PCS Holdings

Underwriters		Goldman Sachs, Merrill Lynch, 	Salomon Smith Barney, Lehman Bros., Morgan Stanley, Lehman
				Bear Stearns & Co.,  DLJ, 		DBAB, Merrill Lynch and others.	Bros, Salomon Smith
				Banc of America Securities, 								Barney, First Union
				JC Bradford, DBSI, AG Edwards, 							Securities, JP Morgan
				First Union, Guzman & Co., 								and others
				JJB Hilliard  WL Lyons,
				Edward D Jones & Co., JP Morgan
				Securities, Morgan Keagan & Co.,
				Raymond James, Robinson-Humphrey,
				Stifel Nicolaus & Co, Sun Trust
				Equitable, Wit Capital

Years of continuous
operation, including
predecessors		>3						>3						>2

Security 			TTEL						TLCP						TPCS

Is the affiliate a
manager or co-manager
of offering?		Yes						yes						no

Name of underwriter
or dealer from which
purchased			Goldman Sachs 				n/a						n/a

Firm commitment
underwriting?		Yes						yes						yes

Trade date/Date of
Offering			12/13/1999					11/23/1999					10/27/1999

Total dollar amount of
offering sold to QIBs	$-   	 					$-   	 					$-

Total dollar amount of
any concurrent public
offering			$168,750,000.00 				$184,000,000				$180,000,000

Total				$168,750,000.00 				$184,000,000 				$180,000,000

Public offering price	18.00 					20.00						18.00

Price paid if other
than public offering
price	 			same 						n/a						n/a

Underwriting spread or
commission			$1.26 (7%)					$1.35 (6.75%)				$1.26 (7%)

Shares purchased	 	500 						n/a						n/a

$ amount of purchase	$9,000.00 					n/a						n/a

% of offering purchased
by fund			0.005%					n/a						n/a

% of offering purchased
by associated funds	0.349%					n/a						n/a

Total (must be
less than 25%)		0.354%					n/a						n/a


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